UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                November 15, 2004
                        (Date of earliest event reported)

                           VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                      63-1097283
     (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                       Identification No.)

           3760 River Run Drive                                 35243
           Birmingham, Alabama                                (Zip Code)
(Address of principal executive offices)

                                 (205) 970-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 15, 2004 the Registrant issued a press release announcing preliminary earnings for the third quarter and that it was delaying the filing of its Form 10-Q for the period ending September 30, 2004. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of November 15, 2004.

VESTA INSURANCE GROUP, INC.

By:   /s/ Donald W. Thornton
      ---------------------------------
Its:  Senior Vice President --
      General Counsel and Secretary